International Social Core Equity Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DSCLX)

Summary Prospectus

February 28, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://us.dimensional.com/fund-documents. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2019, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on the Portfolio’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Portfolio anytime by contacting the Portfolio’s transfer agent at (888) 576-1167 or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Portfolio, by calling (888) 576-1167, to let the Portfolio know of your request. Your election to receive reports in paper will apply to all DFA Funds held directly or to all funds held through your financial intermediary.

Investment Objective

The investment objective of the International Social Core Equity Portfolio is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the International Social Core Equity Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each

year as a percentage of the value of your investment)

Management Fee	0.29%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.33%

EXAMPLE

This Example is meant to help you compare the cost of investing in the International Social Core Equity Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

PORTFOLIO TURNOVER

The International Social Core Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the International Social Core Equity Portfolio’s portfolio turnover rate was 8% of the average value of its investment portfolio.

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Principal Investment Strategies

The International Social Core Equity Portfolio purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization, value, and high profitability companies as compared to their representation in the International Universe, while excluding securities of certain companies based on the Portfolio’s social issue screens. For the purposes of this Portfolio, Dimensional Fund Advisors LP (the “Advisor”) defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the Advisor’s Investment Committee. The Portfolio’s increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Portfolio’s assets to the largest growth or low profitability companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. Securities are considered value stocks primarily because a company’s shares have a low price value in relation to their book value. In assessing growth and value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Advisor uses for assessing growth, value, or profitability are subject to change from time to time.

The International Social Core Equity Portfolio intends to purchase securities of companies associated with developed market countries that the Advisor has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities. The Advisor determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Portfolio to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. As of December 31, 2018, securities of the largest growth companies in the International Universe comprised approximately 14% of the International Universe and the Advisor allocated approximately 3% of the International Social Core Equity Portfolio to securities of the largest growth companies in the International Universe. The percentage by which the Portfolio’s allocation to securities of the largest growth companies is reduced will change due to market movements. The Advisor may also adjust the representation in the International Social Core Equity Portfolio of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors that the Advisor determines to be appropriate, given market conditions.

The International Social Core Equity Portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile

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country. The Portfolio may purchase or sell futures contracts and options on futures contracts for approved market or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to sell futures contracts to establish short positions in individual securities or to use derivatives for purposes of speculation or leveraging investment returns. The above-referenced investments are not subject to, although they may incorporate, the Portfolio’s social criteria.

The International Social Core Equity Portfolio may lend its portfolio securities to generate additional income.

The International Social Core Equity Portfolio seeks to purchase securities that are consistent with the Portfolio’s social issue screens, which are monitored by an independent third party. The International Social Core Equity Portfolio seeks to exclude from its investment portfolio those companies that are identified by the Portfolio’s social issue screens, as further discussed below. The Portfolio’s social issue screens are designed to identify companies that: (1) earn at least 20% of their total annual revenue through the production and/or sale of conventional or nuclear weapons, their weapon systems, or critical components of these products, or the provision of weapon systems support and service; (2) are engaged in business activities in or with the Republic of the Sudan that are tied to, or support, its military or government, the oil, mineral or power sectors, or that otherwise demonstrate complicity in genocide in Sudan; (3) earn at least 15% of their total annual revenue through the production and/or sale of tobacco or alcohol products, or key products or raw materials necessary for their production; (4) earn at least 20% of their total annual revenue from certain gambling activities, the production of goods used exclusively for gambling, or the provision of certain services in casinos that are fundamental to gambling operations; (5) directly participate in abortions, or develop or manufacture abortive agents or contraceptives; (6) earn at least 15% of their total annual revenue from the rental, sale, distribution or production of pornographic materials, or the ownership or operation of adult entertainment establishments; (7) have had major recent controversies relating to child labor infractions in the U.S. or abroad; (8) are involved in the production or manufacture of landmines, cluster munitions, or the essential components of these products; and/or (9) are involved in stem cell research.

The International Social Core Equity Portfolio may modify this list of social issue screens, at any time, without prior shareholder approval or notice.

Principal Risks

Because the value of your investment in the International Social Core Equity Portfolio will fluctuate, there is the risk that you will lose money. An investment in the International Social Core Equity Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the International Social Core Equity Portfolio.

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Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Value Investment Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Profitability Investment Risk: High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Portfolio to at times underperform equity funds that use other investment strategies.

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Portfolio does not hedge foreign currency risk.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Social Investment Risk: The International Social Core Equity Portfolio’s social issue screens may limit the number of investment opportunities available to the Portfolio, and as a result, at times the Portfolio may underperform funds that are not subject to such special investment conditions. For example, the Portfolio may decline to purchase certain securities when it is otherwise advantageous to do so, or the Portfolio may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

Derivatives Risk: Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the International Social Core Equity Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

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Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the International Social Core Equity Portfolio may lose money and there may be a delay in recovering the loaned securities. The International Social Core Equity Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The International Social Core Equity Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the International Social Core Equity Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the International Social Core Equity Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and since inception returns, both before and after taxes, compare with those of a broad measure of market performance. The International Social Core Equity Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the International Social Core Equity Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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International Social Core Equity Portfolio—Total Returns

January 2013-December 2018
Highest Quarter	Lowest Quarter
12.98% (7/13–9/13)	-15.18% (10/18–12/18)

Annualized Returns (%)

Periods ending December 31, 2018

	1 Year	5 Years	Since 11/1/12 Inception

International Social Core Equity Portfolio
Return Before Taxes	-17.38%	0.68%	4.78%
Return After Taxes on Distributions	-17.83%	0.03%	4.09%
Return After Taxes on Distributions and Sale of Portfolio Shares	-9.84%	0.52%	3.70%

MSCI World ex USA Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	-14.09%	0.34%	4.17%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the International Social Core Equity Portfolio. Dimensional Fund Advisors Ltd. and DFA Australia Limited serve as the sub-advisors for the International Social Core Equity Portfolio. The following individuals are responsible for coordinating the day to day management of the International Social Core Equity Portfolio:

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since inception (2012).

•	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2015.

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•	Allen Pu, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2015.

•	Mary T. Phillips, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2017.

•	William B. Collins-Dean, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager of the Portfolio since 2019.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the International Social Core Equity Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the International Social Core Equity Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The International Social Core Equity Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the International Social Core Equity Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400 RRD022819-DSCLX 00224910